                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


   Date of Report (Date of earliest event reported)          OCTOBER 2, 1998
                                                             ---------------

                     FIRST USA BANK, NATIONAL ASSOCIATION
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

  (AS SERVICER ON BEHALF OF CC MASTER CREDIT CARD TRUST (FORMERLY CHEVY CHASE
                          MASTER CREDIT CARD TRUST))



  LAWS OF THE UNITED STATES           33-81786                76-0039224
  -------------------------           --------                ----------
(State or other jurisdiction   (Commission File Number)     (IRS Employer
    of incorporation or                                 Identification Number)
       organization)



201 NORTH WALNUT STREET, WILMINGTON, DELAWARE                    19801
--------------------------------------------------------------------------------
(Address of principal executive offices)                       (Zip Code)


                302/594-4117
---------------------------------------------------
Registrant's telephone number, including area code


                              N/A
--------------------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report)
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ITEM 5.  OTHER EVENTS

         On October 2, 1998, the parent corporation for First USA Bank, N.A., (the "Bank"), Banc One Corporation, was merged (the "Merger") with First Chicago NBD Corporation ("FCNBD") and the surviving entity is BANK ONE CORPORATION ("BANK ONE"). Following the merger, the Bank is an indirect, wholly owned subsidiary of BANK ONE.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)  EXHIBITS.

              The following exhibits are filed as a part of this report:

              99.1  Monthly Certificateholders' Statement for Series 1994-5

              99.2  Monthly Statement to Certificateholders for Series 1994-5

              99.3  Monthly Certificateholders' Statement for Series 1995-1

              99.4  Monthly Statement to Certificateholders for Series 1995-1
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                                   SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                FIRST USA BANK, NATIONAL ASSOCATION
                                As Servicer of the CC Master Credit Card Trust (formerly Chevy Chase Master Credit Card Trust)


                                By:  /s/ Tracie H. Klein
                                     -----------------------------------
                                    Name:  Tracie H. Klein
                                    Title:  Vice President



Date:  November 30, 1998
       -----------------
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                                 EXHIBIT INDEX


Exhibit No.                       Description                               Page
----------                        -----------                               ----

99.1           Monthly Certificateholders' Statement for Series 1994-5

99.2           Monthly Statement to Certificateholders for Series 1994-5

99.3           Monthly Certificateholders' Statement for Series 1995-1

99.4           Monthly Statement to Certificateholders for Series 1995-1